Princeton Futures Strategy Fund

Class A shares	PFFAX
Class C shares	PFFTX
Class I shares	PFFNX

a series of NORTHERN LIGHTS FUND TRUST

Supplement dated May 4, 2015
to the Prospectus and Statement of Additional Information dated July 29, 2014

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Effective as of close of business April 30, 2015, the Princeton Futures Strategy Fund (the “Fund”) no longer uses Northern Lights Distributors, LLC (“NLD”) as its principal distributor. Effective May 1, 2015, the Trust’s Board of Trustees has appointed Foreside Distribution Services, L.P., located at Three Canal Plaza, Suite 100, Portland, ME 04101, to act in this capacity. NLD will continue to service the Fund as its sub-distributor. All references in the Prospectus and Statement of Additional Information are hereby updated to reflect this change.

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You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information, dated July 29, 2014. These documents provide information that you should know about the Fund before investing and have been filed with the Securities and Exchange Commission. These documents are available upon request and without charge by calling the Fund toll-free at 1-888-868-9501.